SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2003

Under the section titled “TCW Galileo Select Equities Fund” at page 29, Leigh R. Crawford is deleted as a Fund portfolio manager and Craig C. Blum and Stephen A. Burlingame are added.

Under the section titled “Portfolio Manager(s)” at page 44, Leigh R. Crawford is deleted and the following individuals added:

Craig C. Blum	Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of the West since July 1999. Previously, a financial analyst with FMAC Capital Markets.

Stephen A. Burlingame	Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of the West since July 2000. Previously, an equities analyst with Brandywine Asset Management.

Under the section titled “For More Information” at page 63 the following subsection is added.

Disclosure of Portfolio Information

It is the policy of the Funds to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter).

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or rating agencies. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of the Funds), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers or the Funds, including the Funds’ custodian, pricing services, and administrators, as necessary for the provision of services to the Funds.

January 2, 2004

GALeip 2003